UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2007

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2007, the Board of Directors of Quicksilver Resources Inc. adopted Amended and Restated Bylaws (the “Amended Bylaws”).  In addition to various technical, conforming and other immaterial changes, the changes to the Bylaws of Quicksilver effected pursuant to the amendment and restatement include, among other things:

•	Stockholder meetings now may be held by means of remote communications, if the Board so chooses.

•
Provisions regarding the selection of officers were amended (i) to provide for the Board to elect the Chairman, the Chief Executive Officer, a President, a Secretary and a Treasurer and for either the Board to elect or the Chief Executive Officer to appoint all other officers, (ii) to eliminate the detailed descriptions of the offices, (iii) to permit the Chief Executive Officer to remove any officer he appoints, and (iv) to allow for removal of officers by Board action, as opposed to the affirmative vote of the majority of the total number of directors that Quicksilver would have if there were no vacancies (the “Whole Board”).

•	Special meetings of stockholders may be called by a majority of the Whole Board (rather than by order of the Board). The Chief Executive Officer now may call a special meeting of stockholders.

•	Provisions regarding director resignations, notices to directors and notices to stockholders have been revised to permit electronic delivery.

•	Provisions regarding committees of the Board have been modified to allow the Board more flexibility in establishing and delegating duties to the committees.

•
The presiding officer of a meeting of stockholders (unless otherwise determined by the Board prior to the meeting) has the authority to determine the order of business and regulate the conduct of the meeting, including by imposing restrictions on attendance and determining who may make statements or ask questions at the meeting.

•
The information that stockholders making nominations for directors must supply has been expanded to include (i) class and number of shares owned by any beneficial owner for whom a record holder makes a nomination, (ii) a representation that the stockholder is a holder of record entitled to vote at the meeting and intends to appear in person or by proxy at the annual meeting to nominate the nominee for election, and (iii) a description of all arrangements or understandings between or among any of the stockholder, beneficial owner, nominee and any other persons pursuant to which the nominations are to be made by the stockholder.

The foregoing description is qualified in its entirety by the full text of the Amended Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

  (d) Exhibits:

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Quicksilver Resources Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Philip Cook
Philip Cook
Senior Vice President - Chief Financial Officer

Date: November 16, 2007

Index to Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Quicksilver Resources Inc.